INVESCO CONSTELLATION FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER :       811-1424
SERIES NO.:         2

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                              107,923
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                4,864
          Class C                                4,508
          Class R                                  390
          Class Y                                  589
          Institutional Class                      846

74V.   1  Net asset value per share (to nearest cent)
          Class A                             $  22.40
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                             $  20.01
          Class C                             $  20.00
          Class R                             $  22.03
          Class Y                             $  22.53
          Institutional Class                 $  25.00

INVESCO CHARTER FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                             $ 16,997
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class R                             $    120
          Class S                             $    109
          Class Y                             $  1,185
          Institutional Class                 $  5,169

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                               0.0656
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class R                               0.0316
          Class S                               0.0840
          Class Y                               0.1115
          Institutional Class                   0.1440

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                              244,819
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                               10,798
          Class C                               16,406
          Class R                                4,087
          Class S                                1,286
          Class Y                               11,351
          Institutional Class                   23,978

74V.   1  Net asset value per share (to nearest cent)
          Class A                             $  16.38
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                             $  15.67
          Class C                             $  15.71
          Class R                             $  16.25
          Class S                             $  16.39
          Class Y                             $  16.44
          Institutional Class                 $  16.87

INVESCO CAPITAL DEVELOPMENT FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER :       811-1424
SERIES NO.:         11

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                               29,654
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                2,484
          Class C                                3,934
          Class R                                1,885
          Class Y                                  417
          Investor Class                           588
          Institutional Class                    2,588

74V.   1  Net asset value per share (to nearest cent)
          Class A                             $  15.65
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                             $  13.42
          Class C                             $  13.40
          Class R                             $  15.26
          Class Y                             $  15.77
          Investor Class                      $  15.66
          Institutional Class                 $  16.64

INVESCO LARGE CAP BASIC VALUE FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER :       811-1424
SERIES NO.:         14

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                             $616,132
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                             $  2,407
          Class C                             $  3,035
          Class R                             $ 15,070
          Class Y                             $ 17,179
          Investor Class                      $189,118
          Institutional Class                 $ 15,420

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                             $ 0.1301
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                             $ 0.0033
          Class C                             $ 0.0033
          Class R                             $ 0.0879
          Class Y                             $ 0.1721
          Investor Class                      $ 0.1301
          Institutional Class                 $ 0.2379

INVESCO DIVERSIFIED DIVIDEND FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                             $ 16,513
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class B                             $    447
          Class C                             $    924
          Class R                             $    205
          Class Y                             $  1,794
          Investor Class                      $ 23,708
          Institutional Class                 $  7,530

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                             $ 0.2345
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                             $ 0.1417
          Class C                             $ 0.1415
          Class R                             $ 0.2045
          Class Y                             $ 0.2653
          Investor Class                      $ 0.2440
          Institutional Class                 $ 0.2783

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                              177,932
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                3,124
          Class C                               10,180
          Class R                                1,611
          Class Y                               11,003
          Investor Class                       105,159
          Institutional Class                   37,198

74V.   1  Net asset value per share (to nearest cent)
          Class A                             $  11.92
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                             $  11.80
          Class C                             $  11.79
          Class R                             $  11.96
          Class Y                             $  11.94
          Investor Class                      $  11.92
          Institutional Class                 $  11.92

INVESCO SUMMIT FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2011
FILE NUMBER :       811-1424
SERIES NO.:         19

72DD.  1  Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                             $      3
       2  Dividends for a second class of open-end company shares (000's Omitted)
          Class P                             $  2,511
          Class S                             $      6
          Class Y                             $      3

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1  Dividends from net investment income
          Class A                               0.0018
       2  Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class P                               0.0170
          Class S                               0.0148
          Class Y                               0.0280
          Institutional Class                   0.0456

74U.   1  Number of shares outstanding (000's Omitted)
          Class A                                1,537
       2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                   97
          Class C                                  175
          Class P                              132,891
          Class S                                  352
          Class Y                                  102
          Institutional Class                        7

74V.   1  Net asset value per share (to nearest cent)
          Class A                             $  11.56
       2  Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                             $  11.24
          Class C                             $  11.23
          Class P                             $  11.63
          Class S                             $  11.58
          Class Y                             $  11.58
          Institutional Class                 $  11.60